                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CONSOLIDATED-TOMOKA LAND CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          CONSOLIDATED-TOMOKA LAND CO.
                             POST OFFICE BOX 10809
                       DAYTONA BEACH, FLORIDA 32120-0809

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 1995


To the Shareholders:

         The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held in the West Roof Room at Daytona Beach Hilton, 2637 South Atlantic Avenue, Daytona Beach, Florida, on Wednesday, May 3, 1995, at ten o'clock in the morning for the following purposes:

         1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 1998, or until their successors are elected and qualified.


         2. To consider and act upon a proposal to increase the number of authorized shares in the Company's 1990 Stock Option Plan for employees and to extend the term of such plan for an additional five (5) years.


         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 15, 1995, are entitled to notice of, and to participate in and vote at the meeting.

         Daytona Beach Hilton has reserved a limited number of rooms at a special rate for shareholders attending our meeting. Shareholders who plan to attend are urged to reserve rooms promptly upon receipt of the meeting notice by calling 1-904-767-7350.

         A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.

                                        By Order of the Board of Directors

                                        Patricia Lagoni
                                        Secretary


Daytona Beach, Florida
March 31, 1995

         ALL SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                          CONSOLIDATED-TOMOKA LAND CO.
                                PROXY STATEMENT

                                  INTRODUCTION

         This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about March 31, 1995, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, May 3, 1995 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the Secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

         The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

         At the close of business on March 15, 1995, there were 6,261,272 shares of common stock, $1 par value, of the Company outstanding. Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

         As of February 21, 1995, Baker, Fentress & Company ("Baker Fentress"), a publicly owned, closed-end investment company, located at Madison Plaza, Suite 3510, 200 West Madison Street, Chicago, Illinois 60606, owned beneficially 5,000,000 shares (79.9%) of the outstanding shares of common stock of the Company. These shares were owned of record by Cede & Co., a nominee of Depository Trust Company, for the account of Baker Fentress. Baker Fentress has sole voting and dispositive power with respect to these shares. No other person owned of record, or was known by management to own beneficially, more than 5% of the Company's outstanding common stock as of February 21, 1995.

         As of February 21, 1995, Baker Fentress had 26,441,682 shares of its $1 par value common stock outstanding. As of that date, 2,969,647 shares (11.2%) of the common stock of Baker Fentress were held by the officers and directors of Baker Fentress as a group with power over voting or disposition of the shares.

         See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company and of Baker Fentress as of February 21, 1995 by each director of the Company and by all directors and officers as a group.

         The shareholders of Consolidated-Tomoka Land Co., a Delaware Corporation ("Delaware Corporation"), at the 1993 annual meeting of shareholders approved a change of the Company's corporate domicile from Delaware to Florida, which was accomplished through a merger of the Delaware Corporation with and into its wholly owned subsidiary, CTLC, Inc., a Florida corporation, followed by a change in the surviving corporation's name to Consolidated-Tomoka Land Co. All references in this Proxy Statement to dates of service or actions of the board of directors or shareholders are to the Company including its predecessor, Consolidated-Tomoka Land Co., a Delaware Corporation.


                     PROPOSAL NO. 1  ELECTION OF DIRECTORS

         The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 1995 annual meeting of shareholders, three Class I directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 1998, or until their successors are elected and qualified.

         The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been designated by the Board of Directors as nominees for Class I unless authority to do so is withheld.

         All nominees for election as directors are now directors, each having been elected by the shareholders at the April 1992 annual meeting. Each nominee has indicated his willingness to serve if elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.

         THE ELECTION OF MESSRS. ADAMS, ALLEN, AND PETERSON WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES PRESENT OR REPRESENTED AT THE MEETING. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. ADAMS, ALLEN, AND PETERSON AS DIRECTORS IN CLASS I. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE. ABSTENTIONS WILL BE TREATED AS SHARES REPRESENTED AT THE MEETING AND THEREFORE WILL BE THE EQUIVALENT OF A NEGATIVE VOTE, AND BROKER NON-VOTES WILL NOT BE CONSIDERED AS SHARES REPRESENTED AT THE MEETING.


         Additional information concerning the nominees and the directors who are continuing in office appears below.

        NAME,
    AGE AT JANUARY 31, 1995,                                           CLASS AND             OTHER
    AND PRINCIPAL OCCUPATION                         DIRECTOR          EXPIRATION            BUSINESS
    SINCE JANUARY 1, 1990                            SINCE             OF TERM               AFFILIATIONS
    ------------------------                         --------          ----------            ------------
JOHN C. ADAMS, JR.-AGE 58(2)                         1977              I                     Director, Hilb,
    Chairman of the board                                              1995                  Rogal and Hamilton
    of Hilb, Rogal and Hamilton                                                              Company, Richmond,
    Company of Daytona Beach,                                                                Virginia
    Inc. (an insurance Agency),
    chief executive officer from
    January 1990 until January
    1993; executive vice president
    and chief operating officer
    since January 1993 of
    Hilb, Rogal and Hamilton Company,
    Richmond, Virginia, executive vice
    president operations from January
    1991 until December 1992

BOB D. ALLEN-AGE 60(1)                               1990              I                     Director, First Union
    President and chief                                                1995                  Corporation of Florida,
    executive officer of the                                                                 First Union National Bank
    Company since March 1990; prior                                                          of Florida, and Baker,
    thereto, vice chairman of First                                                          Fentress & Company
    Union Corporation (bank holding
    company)

       NAME,
    AGE AT JANUARY 31, 1995,                                           CLASS AND             OTHER
    AND PRINCIPAL OCCUPATION                         DIRECTOR          EXPIRATION            BUSINESS
    SINCE JANUARY 1, 1990                            SINCE             OF TERM               AFFILIATIONS
    ------------------------                         --------          ----------            ------------
JACK H. CHAMBERS-AGE 64(3)                           1986              III                   Director, Mobile
    Of Counsel to Law Firm of Foley                                    1997                  America Corporation
    & Lardner since September 1994;
    President and chief executive
    office of Koger Properties Inc.
    from July 1991 to December 1993;
    From January 1994 to September
    1994 and prior to July 1991,
    real estate consultant and investor


JAMES P. GORTER-AGE 65                               1988              II                    Director, Baker,
    Chairman of the board                                              1996                  Fentress & Company,
    of Baker, Fentress & Company;                                                            Caterpillar, Inc.,
    limited partner of Goldman,                                                              and American
    Sachs & Co. (investment bankers)                                                         Electronic Components,
                                                                                             Inc. (manufacturer of
                                                                                             electronic and electric
                                                                                             components)

WILLIAM O. E. HENRY-AGE 67(3)                        1977              III                   None
    Practicing attorney and                                            1997
    partner in law firm of
    Holland & Knight, counsel
    for the Company

ROBERT F. LLOYD-AGE 59(2)                            1991              II                    None
    Chairman of the board and                                          1996
    chief executive officer of
    Lloyd Buick-Cadillac Inc.
    since July 1991; prior thereto,
    general manager.

JOHN H. PACE, JR.-AGE 77(3)                          1968              III                   None
    Chairman of Cardinal                                               1997
    Investment Company (investor
    in securities and real
    estate)

DAVID D. PETERSON-AGE 63(1)                          1984              I                     Director, Baker,
    Chairman of the board of the                                       1995                  Fentress & Company, American
    Company, chief executive                                                                 Electronic Components, Inc.
    officer from January 1989                                                                (Manufacturer of electronic and
    until March 1990; president                                                              electric components), and Elco
    and chief executive officer                                                              Industries (manufacturer of
    of Baker, Fentress & Company                                                             industrial fasteners and plastic
    (a publicly owned, closed-end                                                            and metal components)
    investment company)

       NAME,
    AGE AT JANUARY 31, 1995,                                           CLASS AND             OTHER
    AND PRINCIPAL OCCUPATION                         DIRECTOR          EXPIRATION            BUSINESS
    SINCE JANUARY 1, 1990                            SINCE             OF TERM               AFFILIATIONS
    ------------------------                         --------          ----------            ------------
BRUCE W. TEETERS-AGE 49                              1990              II                    None
    Senior vice president-finance                                      1996
    and treasurer of the Company

---------------


(1) Member of the executive committee of the Company, which had one meeting in 1994. The executive committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.

(2) Member of the compensation and stock option committee, which had one meeting in 1994.

(3) Member of the audit committee, which had one meeting in 1994. The committee meets with representatives of the Company's independent public accountants to determine the scope of each audit and review the results.


          During 1994, the Board of Directors held one regular and three special meetings. Each outside director, except Mr. Peterson, received a fee of $1,000 for each board meeting he attended in 1994. Each outside director received, in addition to meeting fees, an annual retainer of $12,000, payable quarterly, except for Mr. Peterson who, in 1994, received an annual fee of $25,000, payable quarterly, in lieu of directors' fees. Members of the audit and compensation and stock option committees also received $500 for each meeting of those committees attended in 1994.

          Effective January 1, 1995, meeting fees for the Audit and Compensation and Stock Option Committees were increased to $1,000 per meeting.

          All members of the Board attended at least 75% of the meetings of the Board and all committees on which they served.

                               INTERESTS IN STOCK

          The following table contains information at February 21, 1995 on the number of shares of common stock of the Company and of its 79.9% majority shareholder, Baker, Fentress & Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of February 21, 1995:

                                                POWER OVER VOTING
                                                 AND DISPOSITION                           AGGREGATE
SHARES OF                                  ---------------------------            ---------------------------
CONSOLIDATED-TOMOKA LAND CO.                   SOLE           SHARED                SHARES           PERCENT
----------------------------               -------------    ---------             ---------          -------
Baker, Fentress & Company                   5,000,000             --              5,000,000           79.9%
  Madison Plaza, Suite 3510
  200 West Madison Street
  Chicago, Illinois 60606
John C. Adams, Jr.                                 --          6,600 (1)              6,600  (1)       0.1%
Bob D. Allen                                  107,620  (2)        --                107,620  (2)       1.7%
Jack H. Chambers                                  194          1,200                  1,394              --
James P. Gorter                                 2,400          4,000                  6,400            0.1%
William O. E. Henry                               500             --                    500              --
Robert F. Lloyd                                   500             --                    500              --
John H. Pace, Jr.                                 400             --                    400              --
David D. Peterson                               4,000             --                  4,000              --
Bruce W. Teeters                               17,600  (2)       604                 18,204  (2)       0.3%
Directors and Officers
 as a group (16 persons)                      135,542  (2)    19,620                155,162  (2)       2.5%


                                               POWER OVER VOTING
                                                AND DISPOSITION                           AGGREGATE
SHARES OF                                  --------------------------             --------------------------
BAKER, FENTRESS & COMPANY                      SOLE           SHARED                SHARES           PERCENT
-------------------------                  -------------    ---------             ---------          -------
John C. Adams, Jr.                                 --          3,071                   3,071             --
Bob D. Allen                                   23,554         29,305                  52,859           0.2%
Jack H. Chambers                                   --             --                      --             --
James P. Gorter                               123,030        433,748                 556,778           2.1%
William O. E. Henry                                --             --                      --             --
Robert F. Lloyd                                    --             --                      --             --
John H. Pace, Jr.                             488,421             --                 488,421           1.8%
David D. Peterson                              26,925             --                  26,925           0.1%
Bruce W. Teeters                                   --            893                     893             --
Directors and Officers
 as a group (16 persons)                      662,935        468,062               1,130,997           4.3%

(1) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(2) Includes shares subject to options that are currently exercisable or exercisable within 60 days of February 27, 1995: Bob D. Allen, 88,000 shares; Bruce W. Teeters, 17,600 shares; and executive officers as a group, 105,600 shares.

                             EXECUTIVE COMPENSATION

          The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.

          To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's Common Stock. The graph compares the yearly percentage change in this return with that of the American Stock Exchange Composite Index and the Real Estate Industry Index.



          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
               AMONG CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK
                 EXCHANGE INDEX, AND REAL ESTATE INDUSTRY INDEX



 MEASUREMENT PERIOD                                                               AMEX                    REAL ESTATE
(FISCAL YEAR COVERED)                                       CTO                   INDEX                  INDUSTRY INDEX
---------------------                                       ---                   -----                  --------------
                                                             $                      $                          $

Measurement Pt. - 12/31/89                                 100                     100                        100

FYE  12/31/90                                             58.29                   81.51                      51.69

FYE  12/31/91                                             58.68                  104.51                      62.64

FYE  12/31/92                                             65.17                  105.62                      77.17

FYE  12/31/93                                             77.69                  126.19                     113.09

FYE  12/31/94                                             65.49                  114.72                     116.40


                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

          The Compensation and Stock Option Committee of the Board of Directors consists solely of independent, outside directors and met one time during 1994. The committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The two individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.

          The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the compensation committee. There were 18 participants in the plan during 1994.

          The executive officers are evaluated on performance, corporate and individual, based on a management by objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.

The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years. For 1994, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 1994 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.

The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right)
      Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's Common Stock. The stock appreciation right entitles the optionee to receive a supplemental payment which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to all or a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

The Company's CEO, Mr. Allen, received a 4% increase in base pay determined by salary surveys which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. Allen received a bonus of $75,000 which was 66.7% percent more than the amount received in 1994 primarily due to the improved operating results of the Company. Mr. Allen's individual objectives were met or exceeded in all other major categories of performance.

The Committee believes that the components of salary, stock options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.

      By the Compensation Committee:  John C. Adams, Jr., Chairman, and Robert
      F. Lloyd





                         SUMMARY COMPENSATION TABLE(a)

                                                                                                                  LONG TERM
                                                                                                                COMPENSATION
                                                                                                                ------------
                                                                                                                   AWARDS
                                                                                                                 ---------
NAME AND PRINCIPAL                  FISCAL                                               OTHER ANNUAL             #OPTIONS/
       POSITION                      YEAR            SALARY             BONUS           COMPENSATION(B)             SARS
------------------------            ------          -------            ------          ---------------          ------------
Bob D. Allen                        1994            $236,500          $75,000               $4,510                 20,000
President and                       1993             227,136           45,000                3,843                 20,000
Chief Executive Officer             1992             218,400           70,000                3,636                 32,000(c)


Bruce W. Teeters                    1994            $148,488          $15,000               $1,740                  8,000
Senior Vice President-              1993             142,776            9,000                1,733                  8,000
Finance & Treasurer                 1992             137,280           35,000                1,473                  8,000


(a)  12/31 Fiscal Year
(b) Other compensation includes personal use of company automobile and premium for term life insurance exceeding $50,000.
(c) Shares offset by a termination of option to purchase 12,000 shares awarded under April 26, 1990 grant.




                                          OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                      % OF TOTAL                                                      POTENTIAL REALIZABLE
                                      OPTIONS/SARS                                                      VALUE AT ASSUMED
                              #       GRANTED TO                       PER SHARE                      ANNUAL RATES OF STOCK
                    OPTIONS/SARS      EMPLOYEES IN       DATE OF       EXERCISE      EXPIRATION         PRICE APPRECIATION
NAME                GRANTED(a)        FISCAL YEAR         GRANT          PRICE           DATE            FOR OPTION TERM
----                --------------    -----------        -------       ---------     -------------    ---------------------------
                                                                                                          5%              10%
                                                                                                      ------------      ---------
Bob D. Allen            20,000               41.7%       01/25/95        $12.12        01/25/05          $152,444       $386,323
Bruce W. Teeters         8,000               16.7%       01/25/95         12.12        01/25/05            60,978        154,529

(a) 20% of options become exercisable one year from the grant date. Options vest 20% per year over the first five years and the options expire ten years from the grant date.

DEFERRED COMPENSATION PLANS

     Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 1994 by officers named in the compensation table above is included in the table.

TERMINATION AGREEMENTS

     On July 3, 1990, the Company's Board of Directors approved a form of Termination Agreement to be entered into between the Company and certain of its key employees. Pursuant to this agreement, if, after a change in control of the Company has occurred, the key employee's employment by the Company is terminated (a) by the Company other than for cause, disability, or retirement or (b) by the key employee for good reason, then the key employee would be entitled to severance pay in an amount equal to two times such employee's annual base salary at the highest rate in effect during the twelve (12) months immediately preceding the date of termination. The Termination Agreements expired in 1994 in accordance with their terms (i.e. four (4) years after the dates of the Agreements, during which no change in control had occurred).


PENSION PLAN

     The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:

                               PENSION PLAN TABLE


   Final                              Years of Service
  Average            ---------------------------------------------------
Earnings as            10             20            30             35
 of 1/1/94            NRA 65        NRA 65        NRA 65         NRA 65
-------------         ------        ------        ------         ------
      $                 $             $             $              $
 100,000              16,541        33,083        49,624         57,894
 125,000              21,041        42,083        63,124         73,644
 150,000              25,541        51,083        76,624         89,394
 175,000 *            25,541        51,083        76,624         89,394
 200,000 *            25,541        51,083        76,624         89,394
 225,000 *            25,541        51,083        76,624         89,394
 250,000 *            25,541        51,083        76,624         89,394
 300,000 *            25,541        51,083        76,624         89,394
 350,000 *            25,541        51,083        76,624         89,394
 400,000 *            25,541        51,083        76,624         89,394

NRA = normal retirement age
Calendar year of 65th birthday = 1994
1994 Social Security covered compensation = $24,312.
Pension Earnings are Subject to IRC Section 401(a)17 Salary Limitation of $150,000.
*Pension Benefit is Subject to IRC Section 415 Benefit Limitation of $118,800.

     As of December 31, 1994, the executive officers named in the compensation table above are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 4 years, and Mr. Teeters, 15 years.


       PROPOSAL NO. 2:  APPROVAL OF INCREASE IN STOCK OPTION PLAN SHARES

     At their 1990 annual meeting, the Company's shareholders approved a Stock Option Plan ("The Plan"), pursuant to which 330,000 shares (adjusted for the 100% Stock dividend distributed on August 17, 1992) of the Company's common stock were approved for issue. The purpose of The Plan, which is administered by the compensation and stock option committee ("Committee") chosen by the Board of Directors, is to further the interest of the Company, its subsidiaries, and its shareholders by providing incentives to key employees who contribute materially to the success and profitability of the Company. All hourly and salaried employees of the Company and its subsidiaries, who are designated by the Committee in its sole discretion to be key employees, are eligible to participate in The Plan.

     The Plan provides for the grant of (a) incentive stock options, which satisfy the requirements of Section 422A of the Internal Revenue Code, and (b) nonqualified options, which are not entitled to favorable tax treatment under
Section 422A.

     A total of 62,000 shares was available for grant under The Plan at December 31, 1994. Non-qualified options to purchase an aggregate of 48,000 shares were awarded on January 25, 1995 to six key employees, reducing the total available shares subject to The Plan to 14,000. Since the adoption of The Plan in 1990, the following persons have been granted options thereunder:
Mr. Allen (options covering 160,000 shares); Mr. Teeters (42,000 shares); and all other employees of the Company or its subsidiaries, as a group (114,000 shares, among a total of 5 persons).


     At the 1995 annual meeting of Shareholders, a proposal to approve (i) an increase in the number of shares of the Company's common stock subject to the Plan from 330,000 shares previously authorized to 530,000 shares and (ii) an extension of the term of The Plan for an additional five (5) years following its original expiration date (April 26, 1995) will be submitted for shareholder approval. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of the increase. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE INCREASE. UNLESS A CONTRARY SPECIFICATION IS INDICATED, THE ENCLOSED PROXY WILL BE VOTED IN FAVOR OF SUCH APPROVAL.



                              SECTION 16 REPORTING

     During 1994, Patricia Lagoni was subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to filing reports of ownership and change in ownership concerning a registered class of equity securities of the Company and she failed on one occasion to file a timely report required by Section 16(a) of the Exchange Act. A late Form 4 was filed on January 20, 1995 for Patricia Lagoni, a vice president of the Company, reporting a donation of stock on December 15, 1994.


                             SHAREHOLDER PROPOSALS

     Regulations of the Securities and Exchange Commission require that proxy statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 1996 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 1, 1995. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

                                 ANNUAL REPORT

     The Company's annual report to shareholders for the fiscal year ended December 31, 1994 accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.


                                 OTHER MATTERS
     The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Dated:  March 31, 1995

                                                          Appendix A

                          CONSOLIDATED-TOMOKA LAND CO.


 PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 3, 1995

         The undersigned hereby appoints Bruce W. Teeters and Patricia Lagoni, each or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 15, 1995, at the annual meeting of shareholders to be held on May 3, 1995, or any adjournment or postponement thereof.

         PROPOSAL NO. 1 - Election of three Class I Directors for three-year terms ending 1998.

         [  ] FOR all nominees listed below               [  ] WITHHOLD AUTHORITY to vote for all
            (except as marked to the contrary below)         nominees listed below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.


         Class I. John C. Adams, Jr., Bob D. Allen, David D. Peterson.


         PROPOSAL NO. 2 - Approval of proposed increase in number of shares subject to Company's 1990 Stock Option Plan from 330, 000 shares to 530,000 shares and extension of Plan term for additional five (5) years.



                           [  ] FOR               [  ] AGAINST

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          CONSOLIDATED-TOMOKA LAND CO.
                                     PROXY

                                          This proxy when properly executed will
                                       be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

                                          Please sign exactly as name appears
                                       below.  When shares are held by joint
                                       tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.

                                        Dated___________________________________

                                        Signature_______________________________

                                        Signature_______________________________
                                        (if held jointly)


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.